Exhibit 32

Certification of CEO and CFO Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Harris & Harris Group, Inc. (the "Company") for the quarter ended June 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Douglas W. Jamison, as Chief Executive Officer of the Company, and Daniel B. Wolfe, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his/her knowledge:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Douglas W. Jamison
Name: Douglas W. Jamison
Title: Chief Executive Officer
Date: August 8, 2016

/s/ Daniel B. Wolfe
Name: Daniel B. Wolfe
Title: Chief Financial Officer
Date: August 8, 2016